Exhibit 10.14


A request for confidential treatment for portions of this exhibit has been filed with the United States Securities and Exchange Commission. The portions for which confidential treatment has been requested have been separately filed with the commission. The mark "Confidential Treatment Requested" has been inserted at all places within this Exhibit where information has been deleted.

                           AUTHORIZED AGENCY AGREEMENT
                                     BETWEEN
                         CARRIER IDENTIFIED ON EXHIBIT B
                                       AND
                          AGENT IDENTIFIED ON EXHIBIT B

         THIS AGREEMENT IS ENTERED INTO BY AGENT IDENTIFIED ON EXHIBIT B, a (SEE EXHIBIT B) corporation with its principal place of business at (SEE EXHIBIT B) ("AGENT") and CARRIER IDENTIFIED ON EXHIBIT B ("CARRIER"), a Georgia corporation, having its principal place of business at SEE EXHIBIT B on behalf of the entities listed on Exhibit A for the specific markets associated with such entities as set forth on Exhibit A. Each entity in whose behalf CARRIER contracts shall only contract for the market listed beside that entity's name.

         In consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized words and phrases used in this Agreement shall have the following meaning:

         1.1 Affiliate. A person, association, partnership, corporation or joint-stock company, trust or other business entity ("Person") is an affiliate of that person that directly or indirectly Controls, is Controlled by or is under common Control with another Person. Affiliates also include Persons who share the same facilities for their operations.

         1.2 AGENT. The party defined as "AGENT" above and any sub-contractor, employee, servant, Affiliate or agent of said party. The term "AGENT" as used herein is applicable to one or more persons, a corporation or a partnership, as the case may be, and the singular use includes the plural and the masculine and neuter usages include the other and the feminine.

         1.3 Area. The Metropolitan Statistical Area(s) ("MSA"), Rural Service Areas(s) ("RSA"), Basic Trading Area ("BTA") or Metropolitan Trading Area ("MTA") as set forth in Exhibit A, within which CARRIER has or intends to apply for regulatory authority to provide WRS and within which AGENT has the authority to solicit and contract, on behalf of CARRIER, with Subscribers.

         1.4 Wireless Radio Service. ("WRS"). Any and all services authorized by the FCC under 47 Code of Federal Regulations, Parts 22 and 24.

         1.5 Competing Service. WRS sold by anyone other than CARRIER. Competing Service includes CARRIER WRS sold by resellers.

         1.6 Control or Controlling Interest. Ownership of fifty-one percent (51%) of the voting power of all classes of voting stock or fifty-one percent (51%) of the beneficial interests in income and capital of an entity other than a corporation.

         1.7 Equipment. Mobile and portable radio units that are used by Subscribers in conjunction with WRS and approved by the FCC.

         1.8 FCC. The Federal Communications Commission.

         1.9. Home System. The Wireless Service System on which the Subscriber is a registered home Subscriber.

         1.10 Marks. Trademarks, trade names, insignia, symbols, decorative designs, or the like which CARRIER or its Affiliate owns or is licensed or sublicensed to use in connection with Cellular Radio Service or products relating thereto, and which CARRIER, in its sole discretion, determines that AGENT is authorized to use.

         1.11 Reseller. Any person, association, partnership, corporation or joint-stock company, trust, and any other business entity which purchases bulk quantities of WRS from CARRIER for resale distribution, directly or indirectly, to ultimate users of WRS.

         1.12 Roamer. A WRS user who takes the Equipment out of the range of the Home System and receives cellular service in another system's coverage area.

         1.13 Subagent. An entity or person with which AGENT has an agreement for the enrollment of Subscribers to CARRIER's WRS through AGENT.

         1.14 Subscriber. Any potential or actual customer who is the ultimate user of WRS provided by CARRIER. However, for the purpose of calculating compensation in Exhibit B, each WRS telephone number assigned to a customer of CARRIER's WRS is deemed to be a separate Subscriber, regardless of how many WRS telephone numbers may be used by that customer.

         1.15 Usage. A period of time during which a Subscriber uses the cellular system and incurs charges for such use.

                                   ARTICLE II
                              APPOINTMENT OF AGENT

         CARRIER hereby appoints AGENT, and AGENT hereby accepts the appointment, as a nonexclusive, authorized agent of CARRIER to solicit and contract on behalf of CARRIER with Subscribers for WRS in the Area, subject to all of the terms and conditions hereof. AGENT recognizes and agrees that CARRIER has the right to and may appoint other nonexclusive, authorized WRS agents in the Area, including retailers and other business organizations as distributors of WRS in the Area, and that CARRIER has the right to and may directly offer and furnish WRS to Subscribers within the Area. AGENT recognizes and agrees that CARRIER will market Equipment directly or indirectly through Affiliates. In addition, AGENT recognizes that under current applicable FCC cellular rules, CARRIER must sell its WRS to Resellers. AGENT is not entitled to any geographic privileges under this Agreement and either CARRIER, other agents or both may open retail facilities in close proximity to AGENT from which to sell WRS in competition with AGENT.

         AGENT agrees to act as CARRIER's agent in offering WRS to Subscribers. All of such offerings shall be at the rates and under the terms and conditions which CARRIER shall from time to time specify.

         It is understood and agreed that Subscribers shall be customers of CARRIER for WRS.

                                   ARTICLE III
                     GENERAL OBLIGATIONS AND REPRESENTATIONS

         3.1 General. AGENT acknowledges and agrees that AGENT has read and understands the obligations imposed by the FCC upon WRS licensees such as CARRIER as specified in Part 22 of the FCC's rules. AGENT acknowledges that it has conducted an independent investigation of the WRS business that it will conduct pursuant hereto. AGENT recognizes that entry into the WRS business as an agent of CARRIER involves business risks and that AGENT's success in such business will depend primarily upon its abilities and efforts. CARRIER expressly disclaims the making of, and AGENT acknowledges that it has not received or relied upon, any guaranty, express or implied, as to the amount of compensation or other revenue that it may earn as a result of its agency relationship with CARRIER.

         3.2 Acceptance of Terms of Agreement. CARRIER and AGENT each acknowledges that it has read this Agreement and understands and accepts the terms, conditions and covenants contained herein as being reasonably necessary to maintain CARRIER's high standards for WRS and to protect and preserve the goodwill of CARRIER and of CARRIER's WRS and its Marks.

         3.3 No Misrepresentations. AGENT represents to CARRIER, as an inducement to its entry into this Agreement, that AGENT has made no misrepresentations to CARRIER in its application for appointment as a nonexclusive, authorized agent of CARRIER or in any other manner. Neither Party has knowledge of any representations relating to this agency relationship by any officer, employee or agent of the other that are contrary to the terms herein.

         3.4 Lost Profits. AGENT and CARRIER mutually agree that neither shall have any liability to the other for any lost profits or consequential damages even if advised of the possibility of such damages.

         3.5 Best Efforts. CARRIER and AGENT mutually agree that each will at all times faithfully, honestly and diligently perform its obligations hereunder, and that it will continuously exert its best efforts to promote and enhance the use of CARRIER's programs.

                                   ARTICLE IV
                            AGENT'S USE OF SUBAGENTS

         AGENT agrees that in the event that AGENT enters into agreements with Subagents, its use of such Subagents shall be subject to the following terms and conditions:

         4.1 Notice to CARRIER. AGENT shall, upon request of CARRIER, notify CARRIER in writing of all Subagents, Subagents' principals and the terms of the agreement AGENT has with each of its Subagents.

         4.2 Information to be Provided to Subagents. AGENT shall inform Subagents of al1 of AGENT's contractual obligations pursuant to this Agreement and at all times keep each Subagent fully apprised of CARRIER's requirements with respect to Subagents and any procedures relevant to Subagent's sale of WRS.

         4.3 Activations. Subagents will have no direct communications with CARRIER. All communications regarding activations, compensation, procedures, and any other matters are to be handled solely by AGENT.

         4.4 Training. AGENT shall be responsible for ensuring that all Subagents are adequately trained at AGENT's premises. Such training shall be as specified in Article V.

         4.5 Use of Marks. Subagents are prohibited from using CARRIER's Marks in a manner which identifies Subagents as representatives of CARRIER.

         4.6 Compliance with Agreement. Subagents must at all times comply with provisions of this Agreement which may relate to Subagents, including but not limited to Articles VII, X, XI, XV, XVI, XVII, XXIV, and XXVIII and the provisions of any Exhibit.

         4.7 Responsibility of AGENT for Acts of Subagents. Subagents are representatives of AGENT only. AGENT shall be fully responsible for the acts of its Subagents. If CARRIER determines that any Subagent is not in compliance with any of the terms and conditions stated herein which CARRIER determines are applicable to Subagents. CARRIER may terminate this Agreement with AGENT.

                                    ARTICLE V
                                    TRAINING

         5.1 Initial Training by CARRIER. CARRIER will provide initial training to AGENT's employees regarding the processing of customer orders, credit policy and communication of billing information between CARRIER and AGENT. The duration of the training period will be up to two business days and will be conducted at AGENT's work location or at a location in the Area prescribed by CARRIER. Training manuals and user documentation will be provided by CARRIER.

         Training will be provided at no cost to AGENT. Any incidental costs, including travel and living expenses, incurred by AGENT relative to this training will be the sole responsibility of AGENT or its employees. Any additional training requested by AGENT will be provided at CARRIER's sole discretion and at AGENT's expense.

         5.2 Training Program. CARRIER has developed a training program for all of AGENT's sales and sales support personnel with regard to the sales and sales order process of CARRIER's WRS. Training will be conducted at AGENT's work location or at a location in the Area prescribed by CARRIER. Training shall include cellular technology, system operation, and service features. Unless waived in writing by CARRIER, each salesperson shall complete the required training within thirty (30) days of employment by AGENT. No salesperson is to commence selling CARRIER's WRS until such training is complete. All expenses incurred by AGENT's sales and sales support personnel participating in the training program shall be borne by the AGENT. CARRIER agrees to pay its own expenses regarding its personnel involved in conducting the training program.

         In meeting AGENT's obligations under this Agreement, AGENT shall retain and train salespersons in the enrollment of Subscribers, the operation of WRS, and the sale, rental and lease of Equipment. Salespersons retained by AGENT must meet criteria prescribed by CARRIER and shall, at the option of CARRIER, be subject to continuing approval by CARRIER, which approval shall not be unreasonably withheld.

                                   ARTICLE VI
                            ADMINISTRATIVE PROCEDURES

         6.1 Subscriber Enrollment. CARRIER may periodically prescribe various reasonable procedures to be followed by AGENT and its salespersons in the solicitation of Subscribers, presentations relating to WRS and enrollment of Subscribers. Attached hereto as Exhibit C and incorporated herein are current procedures for reducing fraud with which AGENT shall comply when activating Subscribers. CARRIER will also furnish WRS literature and forms of agreements AGENT must use in the enrollment of Subscribers. CARRIER may also furnish to AGENT certain computer systems and software that will enable AGENT to electronically activate Subscribers and generate contracts. Such computer systems and software shall remain the property of CARRIER. AGENT agrees to comply with all reasonable procedures prescribed by CARRIER from time to time for the solicitation of Subscribers, presentations to Subscribers relating to WRS and enrollment of Subscribers. AGENT shall communicate Subscriber enrollment and billing information to CARRIER as prescribed by CARRIER.

         6.2 Billing, Credit and Collections. Upon enrollment of a particular Subscriber by AGENT, that Subscriber shall become a customer of CARRIER for WRS and CARRIER shall bill such Subscriber and offer and furnish such customer billing services as CARRIER deems appropriate. CARRIER shall be responsible for collecting any charges for WRS unpaid by Subscribers. CARRIER shall be responsible for approving Subscribers for credit. CARRIER shall not activate any Subscriber unless and until such Subscriber has satisfactorily passed a credit check and has paid any required deposit. AGENT shall not be entitled to compensation for a Subscriber who fails to pass the credit check or to pay any required deposit.

         6.3 Rates. CARRIER shall, subject to any required regulatory approval, determine and periodically modify rates for WRS and shall notify AGENT as soon as practicable of each modification. AGENT acknowledges that from time to time CARRIER may offer rates for WRS, by contract or otherwise, which rates may not be made available to AGENT and its customers. AGENT shall take no action inconsistent with and agrees to support CARRIER's efforts before regulatory authorities regarding any modification of rates. Modifications of rates may apply to both existing and future Subscribers. Upon enrollment, CARRIER may solicit Subscribers to purchase other products, services, and additional Wireless Service telephone numbers. CARRIER shall owe AGENT no additional compensation for any such additional sales. AGENT shall not have any exclusive right to sell to any Subscriber or group of Subscribers.

         6.4 WRS Telephone Numbers. CARRIER will furnish WRS telephone numbers for Subscribers subject to availability and technological capacity. In the event technological changes occur which restrict or limit CARRIER's ability to furnish WRS telephone numbers for Subscribers, CARRIER shall inform AGENT and CARRIER shall have no liability to AGENT hereunder for the inability to furnish such numbers.

         6.5 Technological Changes. If technological changes change the size of CARRIER's coverage area or impose restrictions on the use of a Subscriber's Equipment, CARRIER will inform AGENT of such changes and AGENT will inform Subscribers with whom AGENT comes into contact of such changes or restrictions. Failure by AGENT to inform Subscribers of such changes will be considered a material breach of this Agreement.

                                   ARTICLE VII
            DUTIES AND RESPONSIBILITIES OF AGENT REGARDING EQUIPMENT

         7.1 General Responsibilities. AGENT agrees to sell Equipment to be used by Subscribers of CARRIER's WRS. AGENT shall be responsible for the warranty service for and installation and maintenance of such Equipment, either through its own facility or by subcontracting with another facility. AGENT agrees to offer only models of Equipment for sale that meet quality standards set by the FCC and the manufacturer's recommendations for use of such Equipment. At CARRIER's request AGENT agrees to submit to CARRIER for CARRIER's approval the models of Equipment which it proposes to sell. AGENT agrees that CARRIER shall have the absolute right to approve or disapprove any Equipment. CARRIER shall not be obligated to pay any commission to AGENT for any Subscriber whom AGENT enrolls on CARRIER's WRS with an unapproved FCC type Equipment, Equipment which does not meet the manufacturer's recommendations, or Equipment which CARRIER has not approved or disapproved.

         Subscribers shall be customers of AGENT with respect to Equipment. CARRIER shall have no responsibility to AGENT or Subscribers with respect to the sale, installation, warranty service for or maintenance of Equipment. The indemnification provisions of Article XXIX of this Agreement shall apply to any claims or demands against CARRIER which relate to AGENT's sale of Equipment.

         7.2 Inventory. AGENT agrees to maintain' an inventory of approved models of Equipment sufficient to meet reasonably anticipated demand therefore by Subscribers AGENT enrolls. Should AGENT sell Equipment to customers other than Subscribers, AGENT agrees to allocate Equipment, installation, warranty and maintenance service first to Subscribers and second, after satisfying in full the demand of Subscribers, to other customers of AGENT.

         AGENT may purchase Equipment from any available source, including CARRIER. Such Equipment shall be of the style, appearance and quality as to be adequate and suitable for use with CARRIER's WRS. Such Equipment will be sold in accordance with all applicable federal, state and local laws, and the same shall not reflect adversely upon the good name of CARRIER or any of its programs or the Marks. AGENT acknowledges and agrees that CARRIER offers Equipment for sale to those of its agents who meet CARRIER's credit criteria, as may be established from time to time, as an accommodation to enable agents to meet the needs of CARRIER's WRS customers. AGENT further acknowledges that CARRIER may from time to time stock equipment that it does not sell to AGENT or that CARRIER will only consign to AGENT for sale in conjunction with WRS. CARRIER shall not owe any commission for Subscribers activated on Equipment that was originally sold by CARRIER for use with Prepaid Service.

                                  ARTICLE VIII
                                  COMPENSATION

         CARRIER shall pay compensation to AGENT in accordance with the Compensation Schedule in Exhibit B attached hereto and incorporated herein, which Schedule may be amended from time to time as set forth in Exhibit B. Nothing herein shall prohibit CARRIER from offering from time to time rates, promotions or additional service packages with reduced compensation for AGENT (Reduced Compensation Plans). In the event such rates, promotions or service packages are offered, AGENT shall be required to evidence in writing its consent and agreement to the change in compensation in order to be eligible to offer such rates, promotions or services to Subscribers. If AGENT fails to agree to such change in compensation, AGENT shall not be paid any compensation for any Subscriber enrolled on a Reduced Compensation Plan, and the amount of any compensation paid for any Subscriber so enrolled, or who switches to a Reduced Compensation Plan within [CONFIDENTIAL TREATMENT REQUESTED] days of initial enrollment, shall be deducted from future compensation payable to AGENT, if any, and if none, shall be paid by AGENT to CARRIER on demand. AGENT understands that no compensation shall be paid unless AGENT complies with the terms and conditions specified in this Agreement and the Compensation Schedule. AGENT acknowledges that compensation paid and other terms and conditions for adding Subscribers to CARRIER's WRS may vary among AGENT and other distributors of CARRIER's WRS in CARRIER's sole discretion.

                                   ARTICLE IX
                                     GENERAL

         AGENT acknowledges that CARRIER bases its commission payments on an expectation that each Subscriber will use CARRIER's WRS. AGENT represents and covenants that it will use its best efforts to encourage each Subscriber to use CARRIER's WRS, and that under no circumstances will AGENT activate a cellular telephone number if it knows or should have known that the Subscriber does not intend to use CARRIER's WRS on a regular basis.

                                    ARTICLE X
                            AGENT'S SALES FACILITIES

AGENT agrees that it will sell WRS and Equipment at sales facilities in the Area and at such additional or substitute sales facilities which CARRIER approves in writing from time to time during the term of this Agreement. Each of AGENT's WRS sales facilities shall comply at all times during the term hereof with any reasonable requirements which may be established by CARRIER for showroom and display capacity, appearance, accessibility, and efficiency and shall, at AGENT's expense, display such signage identifying AGENT's WRS business as CARRIER may reasonably prescribe. AGENT shall submit for approval by CARRIER such sales facilities, specifications and renderings of the business facility (or part thereof to be utilized for AGENT's WRS business) as CARRIER designates, approval of which will not be unreasonably withheld or withdrawn. At a minimum, each sales facility must: be a local facility which is open to the public at least eight (8) hours per day during normal business hours; be leased or owned in AGENT's name; have a telephone with a number listed in the local directory and with directory assistance in AGENT's name; and have at least one full-time cellular sales representative. AGENT or AGENT's principals shall directly own a Controlling Interest in each location at which AGENT's WRS business is conducted pursuant to this Agreement, and shall operate such locations in AGENT's name. AGENT shall not permit any other person or entity to sell any Competing Service from such facility.

         AGENT shall inform CARRIER in writing of any substitute or additional sales facility prior to purchasing or entering into a lease agreement with respect to such facility. AGENT agrees that CARRIER may make regular inspections of AGENT's sales facilities to insure that each such facility is meeting CARRIER's requirements. Failure to meet CARRIER's requirements within thirty
(30) days from the date of notice to AGENT of noncompliance with such requirements may result in exclusion of that facility as an authorized sales location or in termination of this Agreement.

                                   ARTICLE XI
                 AGENT'S INSTALLATION AND MAINTENANCE FACILITIES

         11.1 Facilities. If AGENT sells equipment to be mounted in a motor vehicle, AGENT agrees to furnish high quality and prompt installation and service for all such Equipment sold by AGENT to Subscribers. If AGENT sells a model of Equipment not sold by CARRIER, AGENT shall provide warranty service for such Equipment.

         11.2 Personnel. Unless waived in writing by CARRIER, all of the established facilities' installation, warranty and maintenance service WRS personnel shall be required to obtain appropriate certification of training for the Equipment AGENT sells. Further, AGENT shall assure that its personnel are at all times technologically updated on all products AGENT sells.

         11.3 Corrective Work by CARRIER. AGENT will be invoiced by CARRIER for the cost of any and all corrective work performed on behalf of or by CARRIER which is caused by AGENT's negligence or faulty installation, if such corrective work is performed within one hundred twenty (120) days from the date of such installation. If practical, CARRIER will notify AGENT prior to performing such corrective work.

         11.4 Failure to Meet CARRIER's Criteria. If AGENT's installation, warranty and maintenance facilities do not meet CARRIER's criteria, or if CARRIER has to invoice AGENT for more than one occurrence of faulty work, CARRIER may terminate this Agreement.

         11.5 Subcontracting. AGENT may delegate by contract the installation, warranty and maintenance service obligations hereunder to a subcontractor, so long as the subcontractor meets CARRIER's criteria, and obtains any approval necessary from each manufacturer and/or distributor of an approved model of Equipment to be sold by AGENT. Such delegation shall be by written agreement between AGENT' and the subcontractor. Notwithstanding such agreement with a subcontractor, AGENT shall remain primarily responsible under the terms of this Agreement for all installation, warrant}- and maintenance service obligations.

         In the event AGENT should elect to close, abandon, or cease selling from any sales facility during the term of this Agreement, AGENT hereby grants CARRIER a first right of refusal to assume the lease of such sales facility.

                                   ARTICLE XII
                                   ADVERTISING

         AGENT agrees to advertise CARRIER's WRS throughout the Area. If AGENT follows CARRIER's procedures concerning enrollment of a Subscriber, adheres to applicable tariffs, and complies with the terms and conditions of this Agreement, then, to the extent permitted by CARRIER's annual budget, CARRIER may reimburse AGENT for advertising costs in accordance with CARRIER's Advertising Guidelines, as such guidelines may be amended from time to time.

         All advertising and promotion by AGENT shall be completely factual and shall conform to the highest standards of ethical advertising. Samples of advertising and marketing materials which AGENT is using or intends to use in connection with WRS or products bearing CARRIER's Marks, and which have not been prepared or previously approved by CARRIER, shall be submitted to CARRIER for approval, which approval shall not be unreasonably withheld or withdrawn. If written approval is not received by AGENT within three (3) days from the date of confirmation of receipt by CARRIER of such materials, CARRIER shall be deemed to have approved the materials. AGENT shall not use any advertising or marketing materials that CARRIER has disapproved.

                                  ARTICLE XIII
                                      MARKS

          13.1 List of Marks. CARRIER has published a list of Marks which AGENT is authorized to use under this Agreement in conjunction with the sale of CARRIER's WRS and products. CARRIER will periodically update the list of Marks AGENT is authorized to use under this Agreement. The most current updated list will always supersede any previously issued list. Such list will also be supplemented with rules and regulations pertaining to the Marks which AGENT agrees to follow.

          13.2 Right to Use Marks: Value of Marks. AGENT acknowledges that its right to use the Marks is derived solely from this Agreement and is limited to the right to identify AGENT as an agent of CARRIER for the sale of WRS and to identify products and services bearing the Marks which may be sold by AGENT. AGENT agrees to comply with all rules and regulations pertaining to such Marks prescribed by CARRIER from time to time during the term of this Agreement. AGENT agrees to maintain the quality and nature of the goods and services associated with the Marks as established by CARRIER. AGENT recognizes the great value of the goodwill associated with the Marks, and acknowledges that it has no interest in the Marks and all rights therein and goodwill pertaining thereto belong exclusively to CARRIER and its Affiliates, and that the Marks have a secondary meaning in the mind of the public. AGENT acknowledges and agrees that all usage of the Marks by AGENT and any goodwill established thereby shall inure to the exclusive benefit of CARRIER and its Affiliates and that this Agreement does not confer any goodwill or other interests in the Marks upon AGENT. Any unauthorized use of the Marks by AGENT, or any use not in compliance herewith, shall constitute an infringement of the rights of CARRIER and its Affiliates in and to the Marks. Use of the Marks by a Subagent of AGENT shall constitute an infringement of the rights of CARRIER in and to the Marks.

          13.3 Use of Marks by Agent. AGENT shall use the Marks with such words qualifying or identifying the agency relationship of CARRIER and AGENT as CARRIER from time to time reasonably prescribes. AGENT shall not use the Marks as part of any corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols, or in any modified form, nor may AGENT use the Marks in connection with the sale of any unauthorized product or service or in any other manner not expressly authorized by this Agreement or separately in writing by CARRIER. AGENT agrees to display the Marks on stationery and other forms used in its WRS business in the manner prescribed by CARRIER, to give such notices of registration as CARRIER specifies and to obtain such fictitious or assumed name registrations as may be required under applicable law. Misuse of the Marks by AGENT or its Subagents may result in termination of this Agreement or such other remedy, including withholding of commissions, as CARRIER may establish from time to time in its Advertising guidelines.

          13.4 Modification of Marks. If it becomes advisable at any time in CARRIER's sole discretion for AGENT to modify or discontinue use of any Mark or substitute one or more additional trade or service marks to identify its relationship with CARRIER or any Equipment, AGENT agrees to comply therewith within a reasonable time after notice thereof by CARRIER and the sole obligations of CARRIER in any such event shall be to reimburse AGENT for the out-of-pocket costs, if any, of complying with this obligation and to indemnify AGENT as provided for in Paragraph 13.5 below. In addition, AGENT shall replace identification signs or identification material with new signs or identification material should CARRIER agree to pay the cost of doing so.

         13.5 Protection of Rights in the Marks. AGENT agrees that it will not during the term of this Agreement, or thereafter, attack the title or any rights of CARRIER or its Affiliates in and to the Marks. CARRIER hereby indemnifies AGENT and undertakes to hold AGENT harmless against any damages and costs from claims or suits arising out of the use by AGENT of the Marks as authorized in this Agreement, provided that prompt notice is given to CARRIER of any such claim or suit and provided further, that CARRIER or its Affiliates shall have the option to undertake and conduct the defense of any suit so brought and that no settlement of any such claim or suit shall be made by AGENT without the prior written consent of CARRIER.

         AGENT agrees to assist CARRIER or its Affiliates and CARRIER agrees to reimburse AGENT for all associated reasonable costs to the extent necessary in the procurement of any protection or to protect any of CARRIER's or its Affiliates rights to the Marks, and CARRIER or its Affiliates, if it or they so desire, may commence or prosecute any claims or suits in its own name or that of its Affiliates or in the name of AGENT with AGENT's approval or join AGENT as a party thereto. When known, AGENT shall notify CARRIER in writing of any infringements or imitations by others of the Marks which are the same as or similar to those covered by this Agreement. CARRIER shall have the sole right to determine whether any action shall be taken on account of any such infringements or imitations. AGENT shall not institute any suit or take any action on account of any such infringement or imitations without first obtaining the written consent of CARRIER.

                                   ARTICLE XIV
                              RULES AND PROCEDURES

         AGENT agrees to comply, as applicable, with Part 22 of the FCC's rules, all tariffs, other governmental rules, and procedures reasonably prescribed from time to time by CARRIER relating to the sale of WRS, the sale, warranty service and repair of Equipment and the conduct of AGENT's WRS business hereunder, all of which shall constitute provisions of this Agreement as if fully set forth herein. All references herein to this Agreement shall include all such tariffs, rules and procedures. CARRIER may, at its option, incorporate such tariffs, rules and procedures in one or more Operations Manuals or other written form. Except as to any liabilities covered by AGENT's insurance, CARRIER agrees to indemnify and hold AGENT harmless against liabilities from and costs of suits or claims arising out of AGENT's actions or inactions which are required by CARRIER in writing for AGENT's compliance with rules and procedures prescribed by CARRIER in accordance with this paragraph. In no event shall CARRIER indemnify and hold AGENT harmless against liabilities from and costs of suits or claims arising out of AGENT's actions or inactions unless CARRIER has required in writing such actions or inactions.

                                   ARTICLE XV
                COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES

         15.1 Compliance with CARRIER Criteria, Laws and Regulations. AGENT shall secure and maintain in force all licenses and permits required by AGENT and its employees in the enrollment of Subscribers and the sale, installation and maintenance of Equipment, including without limitation all required FCC permits and certifications. AGENT shall comply with all CARRIER installation, warranty and maintenance criteria, and shall conduct its business in full compliance with all laws, ordinances and regulations applicable to AGENT's business. AGENT shall not engage in any activity which, in the judgment of CARRIER's legal counsel, would cause AGENT and/or CARRIER to be in violation of any requirement, rule, decision, law, regulation, judgment or order of any state or Federal governmental agency or court. CARRIER shall offer WRS in accordance with applicable rules, regulations, statutes and decisions governing WRS.

         AGENT shall maintain its business on a sound financial basis and comply with all legal obligations to CARRIER, to AGENT's employees, suppliers, lenders, lessors, and to federal, state and municipal authorities, including but not limited to tax authorities. AGENT shall maintain all real and personal property used in connection with its WRS business free of all liens and encumbrances of every kind or character which may impair or jeopardize the AGENT's conduct of its business.

         AGENT shall comply, at its own expense, with the provisions of all applicable municipal requirements and those state and federal laws applicable to AGENT as an employer of labor or otherwise. AGENT expressly agrees not to discriminate against any employee or applicant for employment because of race, creed, color, national origin or sex. The provisions of Executive Order No. 11246, as amended, are incorporated herein by reference. AGENT will fully comply with the provisions of the Federal Occupational Safety and Health Act of 1970 and any rules and regulations issued pursuant to such Act.

         15.2 Standards of Conduct. AGENT agrees to refrain from any business or advertising practice which may be injurious to the business of CARRIER and the goodwill associated with the Marks.

         15.3 Notification of Actions Involving Agent. AGENT shall notify CARRIER in writing within five (5) days of the commencement of any material action, suit or proceeding, and of the issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, involving AGENT or any business conducted by AGENT. Notwithstanding any of the foregoing provisions of this paragraph, a default by AGENT with respect to such provisions shall be construed as a breach if it has a material and adverse impact upon the AGENT's ability to furnish the services for which it has become obligated under this Agreement.

                                   ARTICLE XVI
                                    INSURANCE

                  A. AGENT, at AGENT's expense, shall maintain during the term of this Agreement, all insurance and/or bonds required by law or this Agreement, including but not limited to:

                           (i) Adequate Workers Compensation and related
insurance as prescribed by law of any state in which the work is to be performed;

                           (ii) Employer's Liability insurance with limits of
not less that $100,000 each accident/$100,000 each employee by disease/$500,000 policy limit by disease;

                           (iii) Commercial General Liability insurance,
including but not limited to contractual liability, broad form property damage and premises/completed operations coverage with limits of not less than $1,000,000 per occurrence and in the aggregate for bodily injury, including death, and property damage:

                           (iv) If the use of motor vehicles is required,
Business Auto coverage for all owned, non-owned, hired and leased vehicles with limits of at least $1,000,000 per occurrence and in the aggregate for bodily injury, including death, and property damage; and

                           (v) All Risks Property insurance on the Agent's
property, tools and equipment used and necessary in the performance of services under this contract.

                  B. The General Liability policy required herein shall name CARRIER as an additional insured with respect to work performed hereunder. Completed operations coverage must be maintained for one year after the completion of the work.

                  C. AGENT shall also require subagents, if any, who may enter upon CARRIER's premises, to maintain the insurance coverage required herein and to furnish CARRIER certificates of insurance or adequate proof of such insurance. Any non-compliance with the insurance provisions of this Agreement on the part of any Agent or subagent shall be the sole responsibility of the AGENT who will be held liable for the performance or non-performance of the subagent.

                  D. All insurance policies required of AGENT and subagents shall contain a provision stating the name and address of CARRIER and that CARRIER is to be notified in writing by the insurer at least thirty (30) days prior to cancellation of, or any material change in, the policy.

                  E. AGENT shall, prior to the start of work and upon the renewal of each line of coverage required herein, furnish certificates of insurance or adequate proof of the foregoing insurance to CARRIER. AGENT shall also furnish a Certificate of Insurance within thirty (30) days of any request by CARRIER.

                  F. All policies shall be endorsed to provide primary coverage and not be contributing to or in excess of any similar coverage.

                  G. CARRIER may at any time and with ninety (90) days prior notice to AGENT require AGENT or its subagents to increase the amount of coverage of any type of insurance to reflect inflation, higher damage awards or comparable factors which make the above limits insufficient to cover AGENT's or subagents" liabilities and Agent's indemnification of CARRIER under this Agreement.

                  H. All policies required herein shall be maintained with insurers acceptable to CARRIER. CARRIER retains the right to disallow coverage from any insurer that does not maintain a rating from A.M. Best Company of B++ or higher.

                  I. Should insurance policy limits be exhausted or should the AGENT or its subagents fail to maintain the required insurance coverages, the AGENT or its subagents will in no way be released from liability to CARRIER should a loss occur.

                                  ARTICLE XVII
                            AGENT'S BUSINESS RECORDS

         AGENT agrees to create and to maintain at its principal office and to preserve for five (5) years from the date of their preparation full, complete and accurate records of its business conducted pursuant to this Agreement. At CARRIER's request or upon prior notice to AGENT, AGENT also agrees to have available at AGENT's premises records of its Subagents conforming to the requirements imposed upon AGENT by this Article XVII. Such records must include, for example, but not be limited to, records of all WRS enrollment and Equipment sales, installation and repairs performed at AGENT's facilities. Such records may be audited by CARRIER at reasonable times after reasonable notice to AGENT.

                                  ARTICLE XVIII
                       RELATIONSHIP OF CARRIER AND AGENTS

         With the sole exception of the Subscribers enrolled by AGENT for the account of CARRIER, with respect to which AGENT acts as agent of CARRIER and owes CARRIER the fiduciary and other obligations of an agent to its principal, CARRIER and AGENT acknowledge and agree that their agency relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employment relationship or franchise between them. In all dealings with Subscribers, public officials and others, AGENT shall conspicuously identify itself as an agent of CARRIER in the provision of WRS and otherwise as an independent business and shall place such notices of its independent ownership of its business on such forms, stationery, advertising and other materials as CARRIER may reasonably require from time to time. CARRIER has not authorized or empowered AGENT to use the Marks except as herein provided and AGENT shall not employ any Mark in signing any contract, lease, mortgage, purchase agreement, negotiable instrument or other legal obligation, or in a manner that may result in liability of CARRIER (or its Affiliates) for any indebtedness or obligation of AGENT. Unless specifically authorized in writing, neither CARRIER nor AGENT shall make any express or implied agreements, guarantees or representations, or incur any debt, in the name of or on behalf of the other, except as otherwise set forth herein.

         AGENT agrees that CARRIER has no fiduciary obligations to AGENT. AGENT acknowledges that modern business parlance often includes words such as "partner," "joint venture," "partnership," and words of similar import to describe parties to business relationships, but those words have no legal import and create no obligation.

         Neither CARRIER nor AGENT shall be obligated by or have any liability under any agreements or representations made by the other party that are not expressly authorized hereunder, nor shall CARRIER be obligated for any damages to any person or property directly or indirectly arising out of the WRS business conducted by AGENT pursuant hereto, whether caused by AGENT's negligent or willful action or failure to act, unless such damage is proximately caused by CARRIER or arises out of AGENT's compliance with the rules or procedures prescribed in writing by CARRIER pursuant to this Agreement.

                                   ARTICLE XIX
         AGENT'S PERSONNEL AND SUBAGENTS NOT DEEMED CARRIER'S EMPLOYEES
                                    OR AGENTS

         The parties agree that personnel employed by AGENT to perform services under this Agreement and Subagents of AGENT are not CARRIER employees and AGENT assumes full responsibility for their acts. Personnel employed by AGENT, subcontractors of AGENT and subagents shall be informed that they are not entitled to the provisions of any of CARRIER's employee benefits. With respect to such personnel, AGENT shall have sole responsibility for supervision, daily direction and control. AGENT shall be responsible for worker's compensation, disability benefits, unemployment insurance and withholding and remitting income and social security taxes for said personnel, including contributions from them as required by law.

         AGENT warrants it has an appropriate agreement with all persons whose services AGENT may require sufficient to enable it to comply with all provisions of this Agreement.

                                   ARTICLE XX
                                   ASSIGNMENT

         This Agreement is fully assignable by CARRIER.

AGENT acknowledges that CARRIER has entered into this Agreement in reliance upon the character, business experience and ability of AGENT and its owner(s) and that the rights and duties created by this Agreement are personal to AGENT and its owner(s). Therefore, neither this Agreement nor a Controlling Interest in the ownership of AGENT may be voluntarily, involuntarily, directly or indirectly assigned, or otherwise transferred (including, without limitation, by transfer of capital stock or partnership interests, by merger or consolidation, by issuance of additional securities representing an ownership interest in AGENT or convertible thereto, or, in the event of the death of a shareholder or partner of AGENT, by will, in declaration of or transfer in trust or the laws of interstate succession) except as to transfers between existing shareholders of AGENT as of the date of this Agreement, without the written approval of CARRIER, which will not be unreasonably withheld, subject to such reasonable conditions as CARRIER deems necessary. Any assignment or transfer without approval or which is not expressly subject to the written approval of CARRIER shall constitute a breach hereof and convey no rights or interests herein.

                                   ARTICLE XXI
                           TERM OF AGENCY RELATIONSHIP

         The term of this Agreement shall commence on the date shown on Exhibit B and end on December 31, 2003. AGENT shall provide to CARRIER written notice of the date on which AGENT initiates WRS operations in the Area. This Agreement shall be effective only after its execution by an officer or other authorized employee of both AGENT and CARRIER.

                                  ARTICLE XXII
                            TERMINATION OF AGREEMENT

         22.1 Termination by AGENT. If AGENT is in substantial compliance with this Agreement and CARRIER materially breaches this Agreement and fails to cure such breach within thirty (30) days after written notice thereof is delivered to CARRIER, AGENT may terminate this Agreement effective thirty (30) days after delivery to CARRIER of written notice.

         22.2 Termination by CARRIER for Regulatory Reasons. CARRIER shall have the right to terminate this Agreement effective upon thirty (30) days' written notice in the event that:

                  A. the FCC's wireless rules are not continued in substantially the same form and such change has a material adverse impact on CARRIER's ability to conduct its business in the Area;

                  B. regulatory approval empowering CARRIER or an Affiliate to construct and provide WRS in the Area is granted or modified subject to terms and conditions unacceptable to CARRIER or an Affiliate, or is granted under terms and conditions which, in CARRIER's sole opinion, materially affect the intended purpose of this Agreement;

                  C. regulatory authorization of the Compensation Schedule or this Agreement is made subject to terms and conditions unacceptable to CARRIER or its Affiliates; or

                  D. AGENT or any Affiliate is granted regulatory authority to construct or operate WRS in any area where CARRIER or any Affiliate has also been granted such regulatory authority.

         22.3 Termination for Cause.

                  A. In addition to other rights of termination set forth in this Agreement, CARRIER shall have the right to terminate this Agreement for cause effective upon delivery of notice of termination to AGENT, if AGENT (or one or more of its owners and Affiliates):

                           (i) has made any material misrepresentation or
omission in its application to establish an agency relationship with CARRIER or is arrested for, convicted of or pleads no contest to a felony or other crime or offense;

                           (ii) makes an unauthorized assignment of this
Agreement or makes an assignment of this Agreement that is not expressly subject to the written approval of CARRIER;

                           (iii) receives a notice of violation of the terms or
conditions of any license or permit required by AGENT or its employees in the conduct of AGENT's WRS business and fails to correct such violation, or to terminate the employment of such employee(s), within the time period specified in such notice, if any, or within thirty (30) days after receipt of such notice, whichever is earlier; or

                           (iv) sells a Competing Service or suffers or permits
anyone else to sell a Competing Service at any Sales Facility of AGENT.

                  B. CARRIER shall also have the right to terminate this Agreement if AGENT:

                           (i) fails to comply with any material provision of
this Agreement, or any tariff relating to WRS, and does not correct such failure within thirty (30) days after written notice of such failure to comply is delivered to AGENT; or

                           (ii) fails on two or more separate occasions within
any period of six (6) consecutive months to comply with any material provision of this Agreement, or any tariff relating to WRS, whether or not such failures to comply are corrected after notice thereof is delivered to AGENT.

                  C. CARRIER shall also have the right to terminate this Agreement if CARRIER determines, in its reasonable discretion, that AGENT has inflated or otherwise manipulated its count of Gross Additional Customers by falsifying applications, adding nonexistent Subscribers, adding Subscribers who do not use minimal amounts of airtime, adding Subscribers which in CARRIER's sole opinion do not constitute new Subscribers, or by any other means or methods.

                  D. This Agreement shall automatically terminate upon AGENT closing its WRS Sales Facilities in the Area.

         22.4 Termination by Either Party. Either party shall have the right to terminate this Agreement effective upon written notice if:

                  A. the other party makes an assignment for the benefit of creditors;

                  B. an order for relief under Title 11 of the United States Code is entered by any United States Court against the oilier party; or

                  C. a trustee or receiver of any substantial part of the other party's assets is appointed by any Court.

                                  ARTICLE XXIII
               OBLIGATIONS OF AGENT UPON TERMINATION OR EXPIRATION

         AGENT agrees that upon the expiration or termination of this Agreement, AGENT and its owner(s) and Affiliates will: (1) not thereafter, use any actual or similar Marks, or any actual or similar trade name, service mark, trademark, logo, insignia, symbols or decorative designs theretofore used by AGENT in the conduct of its WRS business, in any manner or for any purpose except that AGENT and its owner(s) may use or continue to use any trade name, service mark, logo, insignia, symbols or decorative designs AGENT or its owner(s) used in any business prior to the date of this Agreement: and will not utilize for any purpose any actual or similar trade name, trade or service mark or other commercial symbol or in any manner, identify itself or any business as associated with CARRIER or an Affiliate of CARRIER; (2) remove at AGENT's expense any signage containing any Mark; (3) return to CARRIER all advertising and marketing materials, forms, signage, and other materials containing any Mark or otherwise identifying or relating to CARRIER's WRS business in the Area and cancel any pending orders for advertising which may be canceled without penalty;
(4) take such action as may be required to cancel all fictitious or assumed name or equivalent registrations relating to any Mark; or authorize CARRIER, and any officer of CARRIER, as AGENT's attorney in fact, to take such actions as may be required to cancel such fictitious or assumed name or equivalent registrations, and if AGENT fails or refuses to do so, all governmental agencies ^administering fictitious or assumed name or equivalent registrations may accept and rely upon appropriate documents executed by CARRIER or its officer canceling any such registration; (5) destroy any list of names, addresses and all other relevant information AGENT then possesses concerning Subscribers of WRS AGENT had enrolled in the Area: (6) covenant to CARRIER that AGENT will not attempt to refer current CARRIER WRS Subscribers to any competitive entity providing cellular radio service; (7) return all Equipment belonging to CARRIER within ten
(10) days after termination or expiration; and (8) notify the applicable telephone company in the Area of the termination or expiration of AGENT's right to use any telephone number used solely by the WRS business conducted by AGENT hereunder, execute such notices and documents as may be required by any applicable telephone company or an\ applicable telephone directory listing agency to reflect the termination of all association of AGENT with any such telephone numbers and directory listings and authorize or permit the removal of such telephone numbers from each AGENT's business facilities in the Area. AGENT authorizes CARRIER (or its nominee), and hereby appoints CARRIER, and any officer or nominee of CARRIER, as AGENT's attorney in fact, to execute any and all notices and documents required by any telephone company or listing agency to reflect the termination of all association of AGENT with any such telephone numbers or directory listings and authorize or permit the removal of such telephone numbers from each of AGENT's business facilities, and if AGENT fails or refuses to do so, each telephone company and listing agency may accept such notice or document executed by CARRIER or its officers or nominee, or this Agreement, as conclusive of the exclusive rights of CARRIER to terminate such telephone numbers and directory listings.

                                  ARTICLE XXIV
                            COVENANTS NOT TO COMPETE

         24.1 No Competition During Term of Agreement; Exclusivity. AGENT acknowledges that CARRIER has granted the rights herein in material part in consideration of AGENT's agreement to act exclusively for C'ARRIER. As a consequence, during the term of this Agreement (and any extensions thereof), AGENT agrees that AGENT, any affiliate, or persons owning a controlling interest in AGEN I' or an Affiliate will not, directly or indirectly, (a) solicit, sell, offer or accept offers for a Competing Service in the Area, (b) induce or refer any actual or prospective Subscriber of CARRIER's WRS to subscribe to a Competing Service in the Area, (c) provide any subscriber leads to a Competing Service in the Area, sell Equipment intended to be activated on a Competing Service or (d) activate Subscribers through a reseller or act as a reseller of WRS.

         24.2 Following Termination of Agreement. If this Agreement expires by its terms, or is terminated by CARRIER for cause in accordance with the provisions of this Agreement or by AGENT without cause, or if this Agreement is transferred or assigned, the covenant not to compete in Paragraph 24.1 above shall extend for a period of six (6) months from the effective date of such expiration, termination or assignment. If, however, prior to its expiration, this Agreement is terminated by AGENT for cause, the "covenants not to compete" do not apply.

                                   ARTICLE XXV
                SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS

Except as expressly provided to the contrary herein, each term and condition of this Agreement, and any portion thereof, shall be considered severable and if, for any reason, any such provision hereof is held to be invalid, contrary to or in conflict with any applicable present or future law, regulation or public policy in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which CARRIER is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise enforceable, which shall continue to be given full force and effect and bind the Parties hereto, although any portion held to be invalid shall be deemed not to be a part of this Agreement from the date the time for appeal expires, if AGENT is a party thereto, otherwise upon AGENT's receipt of a notice of nonenforcement thereof from CARRIER.

         To the extent that Article XXIII or XXIV hereof contains or imposes a restriction upon AGENT that is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited and/or length or time, but could be enforceable by reducing any or all thereof, AGENT and CARRIER agree that same shall be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. CARRIER and AGENT shall mutually agree to a modification of any invalid or unenforceable term or condition of Article XXIII or XXIV to the extent required to be valid and enforceable. Such modifications to this Agreement shall be required only in the area directly affected by any such ruling.

                                  ARTICLE XXVI
                              WAIVER OF OBLIGATIONS

         CARRIER or AGENT may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other and such other effective date stated in the notice of waiver.

         Whenever this Agreement requires the consent of a Party, such request shall be in writing and no consent may be unreasonably withheld. All consents or withholding of consent with reasons therefore shall be in writing. Neither Party makes any guarantees upon which the other may rely, and assumes no liability or obligation to the other, by granting any waiver, approval or consent to the other, or by reason of any neglect, delay or denial of any request therefore. Any waiver granted by either Party shall be without prejudice to any other right that Party may have, will be subject to continuing review, and may be revoked, at the waiving Party's sole discretion, at any time and for any reason, effective upon delivery to the other often (10) days' prior written notice.

         CARRIER and AGENT shall not be deemed to have waived, or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach hereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any custom or practice of the Parties at variance with the terms hereof or any failure, refusal or neglect of CARRIER or AGENT to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including, without limitation, any rule or procedure, or any waiver, forbearance, delay, failure or omission by CARRIER to exercise any right, power or option, whether of the same, similar or different nature, with respect to one or more other authorized agents.

                                  ARTICLE XXVII
                        RIGHTS OF PARTIES ARE CUMULATIVE

         The rights of CARRIER and AGENT hereunder are cumulative and no exercise or enforcement by CARRIER or AGENT of any right or remedy hereunder shall preclude the exercise or enforcement by CARRIER or AGENT of any other right or remedy hereunder, of which CARRIER or AGENT is entitled by law to enforce.

                                 ARTICLE XXVIII
                            CONFIDENTIAL INFORMATION

         Any specifications, drawings, sketches, models, samples, data, computer programs or documentation, or technical or business information ("Information") furnished or disclosed by CARRIER to AGENT hereunder shall be deemed the exclusive property of CARRIER, including title to copyright in all copyrightable material, and, when in tangible form, shall be returned to CARRIER upon completion or terminal ion of authorized work.

         Further, the Parties hereby agree that Subscriber lists and related information or data are the exclusive property of CARRIER and are to be used by AGENT, its officers, employees, Subagents, subcontractors and servants solely in the performance of its duties and obligations hereunder.

         Unless any confidential information was previously known to AGENT free of any obligation to keep it confidential, or has been or is subsequently made public by CARRIER or a third party, it shall be held in confidence by AGENT, shall be used only for the purposes hereunder, and may be used for other purposes only upon such terms and conditions as may be mutually agreed upon in writing.

         If AGENT is served with process to obtain Information, AGENT shall immediately notify CARRIER, which shall, in addition to AGENT's efforts, if any, have the right to seek to quash such process.

         Unless marked "proprietary", any Information furnished, or disclosed by AGENT to CARRIER shall not obligate CARRIER to hold such Information in confidence.

CONSUMER PROPRIETARY NETWORK INFORMATION.

         It is the policy of CARRIER and its affiliates to protect all proprietary information belonging to or in control of CARRIER, including, without limitation, information about its customers and the services and products provided to those customers by CARRIER.

It is the policy of CARRIER to treat all customer proprietary network information (CPNI) in a confidential manner. Further, it is the policy of CARRIER to limit disclosure and the use of CPNI in a manner consistent with the requirements of the CPNI Rules. All employees of AGENT who may have access to C'PNI shall receive CPNI rules training, including, without limitation, with respect to when they are and are not authorized to use CPNI. No employee of AGENT shall gain access to any CPNI unless such employee has attended training.

         Use of or access to CPNI without having attended CPNI Rules training or uses CPNI in any manner which is contrary to the CPNI rules shall be a material breach of this Agreement and in the event of such breach, CARRIER may terminate this Agreement upon ten (10) days' written notice to AGENT.

                                  ARTICLE XXIX
                                   INDEMNITIES

         29.1 Indemnification of CARRIER. AGENT agrees to indemnify, defend and hold CARRIER harmless against any liability for any claims or demands arising out of the conduct of business by AGENT that are the result of AGENT's negligent or willful act or failure to act, including, but not limited to, any claims or demands (a) by AGENT's subagents, (b) by AGENT's employees or any other persons, including but not limited to Subscribers, for bodily injury, damage to property or other damages caused by the acts or omissions of the AGENT or its subcontractors, or the employees or agents of any of them, and (c) by AGENT's employees under worker's compensation or similar laws. AGENT also agrees to indemnify, defend and hold CARRIER harmless against any liability arising out of any allegedly unauthorized use of a trademark, patent, copyright, process, idea, method or devise by AGENT covered by this Agreement.

          If two or more persons are at any time AGENT hereunder, whether or not as partners or joint venturers, their obligations and liabilities to CARRIER shall be joint and several.

         29.2 Procedures with Respect to Indemnification. All indemnities created in this Agreement shall include indemnification of Indemnitee's Affiliates, directors, officers, employees, agents, successors and assigns and their heirs, legal representatives, and assigns thereof. The indemnification shall be for all claims arising out of the specific event referred to in this Agreement which is covered by the indemnification, including all obligations, actual and consequential damages and costs reasonably incurred in the defense of any claim, including without limitation reasonable accountant's, attorneys', and expert witness fees, costs of investigation and proof of facts, court costs, and other litigation expenses, including, but not limited to, travel and living expenses. Written notice of claim shall be forwarded promptly by the Indemnitee to the Indemnitor and there shall be no settlement of the claim without the consent of the Indemnitor, which consent shall not be unreasonably withheld. Indemnitee shall have the right to defend any such claim in which it is named as a defendant at its own cost and expense. The indemnities created by this Agreement shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement. Provisions for indemnification in this Agreement are not in lieu of and do not supplant insurance coverage required in the Agreement, and are not intended to act as insurance.

                                   ARTICLE XXX
                             MUTUAL GENERAL RELEASE

         AGENT and CARRIER, subject to the exceptions set forth below, shall and do hereby release and discharge each other and their parents, partners, officers, directors, employees and assigns from any and all claims, losses, liabilities, obligations, damages and actions of any kind, known or unknown, up to the date hereof.

         This Mutual Release shall not apply to the following claims, liabilities or obligations:

         1. CARRIER's right to offset against commissions owed to AGENT any amounts due and owing to CARRIER for equipment sold to AGENT by CARRIER or moneys owed to CARRIER for any other reason:

         2. CARRIER's right to offset against commissions owed to AGENT any amounts (a) determined by CARRIER to be due as the result of fraud by AGENT; (b) determined by CARRIER to be due to CARRIER by AGENT for Subscribers that fail to remain on service for the chargeback period required by the agreement between CARRIER and AGENT; and (c) determined by CARRIER to be due to CARRIER by AGENT for payments due under Exhibit B, Section I - Up-Front Compensation - Paragraph H;

         3. Determined by CARRIER to be due to AGENT for residual or other compensation to which AGENT may be entitled.

                                  ARTICLE XXXI
                                   ARBITRATION

Independent Arbitration. (PLEASE READ THIS PARAGRAPH CAREFULLY. IT AFFECTS RIGHTS THAT YOU MAY OTHERWISE HAVE.)

         (a) AGENT and CARRIER shall use their best efforts to settle any dispute or claim arising from, or relating to this Agreement. To accomplish this, they shall negotiate with each other in good faith. If AGENT and CARRIER do not reach agreement within 30 clays, instead of suing in court, AGENT and CARRIER agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this agreement, to any prior agreement, or any subsequent agreement for cellular products or service between CARRIER and AGENT or any of CARRIER's or AGENT's affiliates or predecessors in interest.

         (b) The arbitration of any dispute or claim shall be conducted in accordance with the Wireless Industry Arbitration Rules ("WIA Rules") as modified by this Agreement and as administered by the American Arbitration Association ("AAA"). The WIA rules and fee information are available from CARRIER or the AAA upon request.

         (c) AGENT and CARRIER acknowledge that this Agreement evidences a transaction in interstate commerce and that the United States Arbitration Act and Federal Arbitration law shall govern the interpretation and enforcement of, and proceedings pursuant to this or a prior Agreement.

         (d) Unless AGENT and CARRIER agree otherwise, the location of any arbitration shall be in Atlanta, Georgia.

         (e) AGENT and CARRIER agree that no arbitrator has the authority to: (1) award relief in excess of what this or a prior agreement provides; (2) award punitive damages or any other damages not measured by the prevailing Party's actual damages; or (3) order consolidation or class arbitration.

         (f) Except as otherwise provided herein, all fees and expenses of the arbitration shall be equally borne by CARRIER and AGENT.

         (g) The arbitrator(s) must give effect to the limitations on AGENT" s liability as set forth in this or a prior Agreement, any applicable tariff, law, or regulation.

         (h) In any arbitration utilizing the rules applicable to Large/Complex cases, as defined under the WIA rules. I he arbitrators must also apply the Federal Rules of Evidence, and the losing Party may have "the award reviewed in accordance with the review procedures set forth in the WIA rules.

         (i) AGENT and CARRIER acknowledge and agree that each is waiving its respective right to a trial by jury, both acknowledge that arbitration is final and binding and subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, CARRIER and AGENT agree to waive, to the fullest extent allowed by law," any trial by jury, in such case, a judge shall decide the subject dispute or" claim. AGENT, CARRIER and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                  ARTICLE XXXII
                                  MISCELLANEOUS

         32.1 Governing Law. Except to the extent governed by United States law that preempts state law, this Agreement shall be interpreted under and governed by the laws of the State of Georgia.

         32.2 Testimony. Matters relating to this Agreement may be in issue before various regulatory bodies. Upon reasonable notice, AGENT agrees to fully cooperate with CARRIER regarding any such matters including willingly providing employees of AGENT to testify at appropriate times regarding any aspect of this Agreement or other related issues. CARRIER agrees to reimburse AGENT for reasonable costs expended in supplying such testimony.

         32.3 Binding Effect. This Agreement, including the preambles and Exhibits (as amended), is binding upon the parties hereto, their respective executors, administrators, heirs, assigns and successors in interest.

         32.4 Impossibility of Performance. Neither CARRIER nor AGENT shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from: (1) compliance with any law, ruling, order, regulation, requirement or instruction of any federal, state or municipal government or any department or agency thereof or court of competent jurisdiction: (2) acts of God; (3) acts or omissions of the other party; or (4) fires, strikes, embargoes, war, insurrection or riot. CARRIER shall not be liable for loss or damage or be deemed to be in breach of this Agreement if technological changes occur which prohibit CARRIER from issuing numbers to Subscribers. Any delay resulting from any of said causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.

         32.5 Survival. The terms, provisions, obligations, representations, and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or bulb Parties hereunder shall so survive the completion of performances and termination of this Agreement, including the making of any and all payments due hereunder.

         32.6 Licenses. No licenses, express or implied, under any patents are granted by CARRIER or its Affiliates to AGENT hereunder.

         32.7 Notices and Payments. All payments due AGENT shall be made to such address or bank as AGENT from time to time designates. All notices, consents and reports required to be delivered by the provisions of this Agreement shall be deemed so delivered: (1) when delivered personally; or (2) seventy-two (72) hours after being mailed, registered or certified mail, return receipt requested, postage prepaid, to the most current principal business address of which the notifying Party has been notified ("Business Address"); or (3) one business day after being delivered to a reputable overnight courier service, prepaid, marked for next day delivery, addressed to the addressee at the Business Address; or (4) on the first business day after receipt, if delivered by facsimile transmission to the FAX number (if any) of the receiving party, if receipt is confirmed by the addressee cither orally or in writing. All reports, financial records and other information required by this Agreement shall be directed to such other persons and places as CARRIER may direct from time to time.

         32.8 Publicity. AGENT agrees not to initiate any cellular service-related public relations activities, including but not limited to news releases, news conferences, news briefings or any other type of function involving reporters, editors or news directors of any news organizations, without first consulting CARRIER public relations personnel. Further, AGENT agrees to refer all cellular service-related questions from news organizations to CARRIER public relations personnel.

         32.9 Product Liability. CARRIER shall not be liable or responsible for nor warrant any products or accessories sold by AGENT. Any and all problems or claims from said sale shall be referred back to AGENT.

         32.10 Headings. The headings in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein.

         32.11 Prior Agreements. By signing hereunder AGENT acknowledges and agrees that as of the effective date of this Agreement, any Agreement providing compensation from CARRIER to AGENT for new Subscriber enrollment which AGENT has with CARRIER for the Area(s) referenced herein shall be null and void and no further compensation will be paid under the prior Agreements by CARRIER unless otherwise provided herein.

         32.12 Entire Agreement. This Agreement, including the preambles and exhibits, sets forth the entire Agreement between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, understandings, or representations with respect to such subject matter other than as expressly provided herein, or as duly set forth subsequent to the effective date hereof in writing and signed by the duly authorized representatives of both parties.

         IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this Agreement in two counterparts on the day and year first above written.

CARRIER SHOWN ON EXHIBIT B                  AREAWIDE CELLULAR, LLC
AS PROVIDED HEREIN ON BEHALF                (NAME OF AUTHORIZED AGENT)
OF ENTITIES LISTED ON EXHIBIT A
FOR SPECIFIC MARKETS NOTED



BY:      /s/ Dan Norman                     BY:      /s/ Michael Kaplan
   ---------------------------------           ---------------------------------

         Dan Norman                                  Michael Kaplan
------------------------------------        ------------------------------------
(PRINT OR TYPE NAME)                        (PRINT OR TYPE NAME)

TITLE:   VP/GM NFL                          TITLE:   President
      ------------------------------              ------------------------------

DATE:                                       DATE:    /s/ March 22, 2001
     -------------------------------             -------------------------------


LIST OF EXHIBITS:

A.       Markets
B.       Compensation
C.       Fraud Procedures

                                    EXHIBIT A

                       AUTHORIZED AGENT AREA AND LOCATIONS

                                      AREA:

Market Name                        Licensee Name
-----------                        -------------

Jacksonville, Florida              Jacksonville MSA Limited Partnership

Additional Market                  Licensee:
-----------------                  ---------

FL RSA #5(B3)-Putnam (Palatka)     Jacksonville MSA Limited Partnership

         As long as AGENT has no sales facility in any Area listed below, and as long as AGENT does not actively advertise or solicit business in such Area, Cingular Wireless shall pay compensation to AGENT for new Subscriber enrollment in those specified Areas in accordance with the compensation Schedule in Exhibit B which is currently in effect for the Jacksonville, Florida Area as such Exhibit B may be amended from time to time as set forth in therein. For purposes of computing Compensation, Subscriber enrollment for the area listed below and the Jacksonville, Florida Area shall be aggregated.



                            AGENT BUSINESS LOCATIONS:










This Exhibit may be amended from time to time by written agreement of the parties.

                                    EXHIBIT B


AGREEMENT START DATE:  April 15. 2001
                       --------------

AGENT LEGAL NAME:  Areawide Cellular, LLC
                   ----------------------
AGENT d/b/a NAME (IF DIFFERENT)
                               -------------------------------------------------

--------------------------------------------------------------------------------

AGENT PLACE OF INCORPORATION (if applicable):  Illinois
                                               --------

AGENT ADDRESS:  1615 Barclay Blvd., Buffalo Grove. IL 6089
                ------------------------------------------

CARRIER:  CINGULAR WIRELESS LLC
          ---------------------

CARRIER ADDRESS:  5565 GLENRIDGE CONNECTOR, ATLANTA, GA 30342
                  -------------------------------------------

Standard Up-Front compensation [CONFIDENTIAL TREATMENT REQUESTED]

Low User Up-Front for Plans with a minimum monthly access charge less than [CONFIDENTIAL TREATMENT REQUESTED]

                           QUOTAS FOR RESIDUAL PAYOUT


---------------------------------- ----------------------------------------
MONTH IN WHICH                         PERFORMANCE QUOTA FOR 2001
COMMISSION CYCLE
BEGINS
---------------------------------- ----------------------------------------
January                            [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
February                           [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
March                              [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
April                              [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
May                                [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
June                               [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
July                               [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
August                             [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
September                          [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
October                            [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
November                           [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------
December                           [CONFIDENTIAL TREATMENT REQUESTED]
---------------------------------- ----------------------------------------

                               AGENT COMPENSATION

                                        I
                         STANDARD UP-FRONT COMPENSATION


         AGENT will be paid the Standard Up-Front or Low User Up-Front shown above for each new Subscriber enrolled in the Area under a service package for which CARRIER does not pay reduced compensation ("Up-Front Compensation").

A. Up-Front Compensation shall he paid within thirty (30) working days following the close of the commission cycle in the Area in which the Subscriber began using CARRIER's service. AGENT will not be paid for Subscribers who subscribe to CARRIER's service outside of any area specified in (his Agreement. CARRIER reserves the right, at any time and from time to time, to change the period used to determine payment of AGENT compensation. AGENT shall be notified in writing of any change in such period.

         If a Subscriber does not complete [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service (as defined in Section V of this Exhibit B) in the Area in which the Subscriber began using CARRIER's service, AGENT shall be required to repay to CARRIER the amount of compensation paid by CARRIER to AGENT for such Subscriber. Such repayment may be deducted by CARRIER from any amounts otherwise owed to AGENT by CARRIER. If such amount is not deducted by CARRIER, such repayment shall be made by AGENT to CARRIER within thirty (30) days after CARRIER notifies AGENT that the Subscriber has failed to complete [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service in the Area in which the Subscriber began using CARRIER's service.

B. In order to be paid within the time period set forth in Paragraph A above, AGENT must submit all deposits, earnest payments and appropriate paperwork to CARRIER no later than fifteen (15) days from the date the service request was submitted to CARRIER by the AGENT. No compensation will be paid unless all paperwork is accurately completed to CARRIER's satisfaction and in accordance with CARRIER's procedures. Additionally, CARRIER shall not be obligated to pay any compensation to AGENT for any Subscriber whom AGENT enrolls on CARRIER's WRS with any unapproved FCC type Equipment or Equipment which does not meet the manufacturer's recommendations. In order to ensure that compensation is appropriately credited to AGENT's account, AGENT must supply CARRIER with the correct security code when submitting activations.

         If, notwithstanding the above. CARRIER pays AGENT compensation for a Subscriber before all paperwork is processed, CARRIER may, in its discretion require AGENT to repay to CARRIER the amount of compensation paid by CARRIER to AGENT for such Subscriber. Such repayment may be deducted by CARRIER from any amounts otherwise owed to AGENT by CARRIER. If such amount is not deducted by CARRIER, such repayment shall be made by AGENT to CARRIER within 30 days after CARRIER notifies AGENT that the repayment is due. After such repayment is made, if AGENT submits all completed, appropriate paperwork for such Subscriber within ninety (90) days from the date of such repayment, CARRIER shall repay to AGENT the amount due as compensation for such Subscriber.

C. AGENT is responsible for obtaining and remitting to CARRIER the deposit, if any, required from subscribers enrolled by AGENT. If CARRIER does not receive such deposit within thirty (30) days of the Subscriber's activation date, CARRIER may, in its discretion, require AGENT to pay to CARRIER the amount of the deposit due for such Subscriber's account. Such payment may be deducted by CARRIER from any amounts otherwise owed to AGENT by CARRIER. If such amount is not deducted by CARRIER, such payment shall be made by AGENT to CARRIER within thirty (30) days after CARRIER notifies AGENT that the payment is due.

D. A Subscriber who is enrolled by AGENT and has attained [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service and who then voluntarily disconnects and reconnects within a [CONFIDENTIAL TREATMENT REQUESTED] day period shall not be included in AGENT's count of new Subscribers and CARRIER shall not pay any additional Up-Front Compensation to AGENT for any such Subscriber.

         If, notwithstanding the above, CARRIER pays AGENT compensation for a Subscriber described in this Paragraph D, CARRIER may, in its discretion require AGENT to repay to CARRIER the amount of compensation paid by CARRIER to AGENT for such Subscriber. Such repayment may be deducted by CARRIER from any amounts otherwise owed to AGENT by CARRIER. If such amount is not deducted by CARRIER, such repayment shall be made by AGENT to CARRIER within 30 days after CARRIER notifies AGENT that the repayment is due.

         Additionally, if a Subscriber changes telephone numbers or Equipment, such Subscriber shall not be included in AGENT's count of new Subscribers because of such change, and CARRIER shall not pay any additional compensation to AGENT for any such Subscriber because of such change. Subscribers shall be deemed to have changed telephone number or equipment when one person disconnects service, another person subscribes to the service, but in CARRIER's sole judgment, the second subscription is a substitute for the original subscription.

         The provisions of this Paragraph D shall apply only to Subscriber enrollment in the Area in which the Subscriber began using CARRIER's service.

E. A Subscriber who is enrolled by AGENT and has attained [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service and who then is disconnected for nonpayment and is subsequently reconnected shall not be included in AGENT's count of new Subscribers and CARRIER shall not pay any additional Up-Front compensation to AGENT for any such Subscriber.

F. Should CARRIER, in its sole discretion, determine that AGENT has inflated or otherwise manipulated its count of new Subscribers by falsifying applications, adding nonexistent Subscribers, adding Subscribers who do not use minimal amounts of airtime, or by any other means or methods, then CARRIER shall, in addition to any other rights it may have under this Agreement, have the right to immediately terminate this Agreement and/or to collect from AGENT, and AGENT agrees to pay to CARRIER all payments made to AGENT by CARRIER for each such Subscriber and all amounts due for unpaid bills for service for each such Subscriber. AGENT agrees to pay any amounts due to CARRIER within thirty (30) days after CARRIER provides evidence to AGENT of such actions. Provided, however. CARRIER shall not require AGENT to repay any compensation which was paid for such Subscriber after twelve (12) months from such Subscriber's service activation date.

G. If AGENT activates a cellular telephone number and submits the number to CARRIER, and on the date of submission of the number to CARRIER the equipment is not installed or picked up by the Subscriber, or if the Subscriber returns the equipment (a "No Install"), AGENT agrees to notify CARRIER of the No Install by the close of business on the second day following the submission of the number to CARRIER. If AGENT fails to notify CARRIER of the No Install within the above time, AGENT agrees to pay CARRIER, or CARRIER may deduct from any amounts otherwise due to AGENT, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per No Install to compensate CARRIER for the costs incurred in processing the No Install. CARRIER shall also have the right to deduct any compensation which was paid for such a No Install.

H. If AGENT fails to notify a Subscriber of any charges due for CARRIER's WRS, including activation fees, access charges, or per minute charges, or if AGENT misrepresents or provides inadequate information about any such charges, the size of the coverage area, or anything else about CARRIER's WRS to a Subscriber, CARRIER shall have the right to deduct from commissions otherwise due to AGENT, or AGENT agrees to pay CARRIER upon demand, an amount equal to any amount which CARRIER pays to or allows the Subscriber for such charges of which the Subscriber was not notified or which were misrepresented to the Subscriber. Further, if AGENT fails to program any Subscriber Equipment correctly and according to recommendations made and/or standards set by the manufacturer and/or CARRIER, CARRIER shall have the right to deduct from compensation otherwise due to AGENT, or AGENT agrees to pay CARRIER upon demand, an amount determined by CARRIER for such faulty programming. CARRIER will notify AGENT in advance of such amount.

I. If AGENT activates a number and the billed name and address reflect the AGENT's name and/or address and not the actual Subscriber (or his or her employer), CARRIER may charge back the compensation paid to AGENT and AGENT agrees to be responsible for all unpaid bills for service for such a number.

J. CARRIER may, in its sole discretion, impose a charge upon AGENT for Equipment changes. Such charge shall be in accordance with the Equipment Change Guidelines specified by management in the Area.

K. No compensation will be paid to AGENT for numbers activated by, and in the name of, AGENT, its Subagents, affiliates, employees, any person included in the definition of AGENT, and the like.

L. NO COMPENSATION SHALL HE PAID UNDER THIS AGREEMENT FOR ANY SUBSCRIBERS ACTIVATED UNDER A PREPAID PLAN OR PROGRAM.

                                       II
                              RESIDUAL COMPENSATION

         CARRIER will pay to AGENT Residual Compensation, computed as specified below. AGENT acknowledges that Residual Compensation is not paid for past service, but rather, is paid for current services. Therefore, AGENT agrees that it has no vested interest in its residuals if it is failing to perform and currently generate new Subscribers for CARRIER. A monthly commission will commence with the first day of a Subscriber's service but will be paid to AGENT retroactively after a Subscriber defined above has completed 150 days of continuous active service. No Residual Compensation shall be paid for Subscribers who fail to complete [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service. Subscribers activated under prepaid plans or programs shall not be included in AGENT's Subscriber bases.

A.       Preliminary Residual Compensation.

         The amount of Preliminary Residual Compensation is a percentage based on the number of active new Subscribers who have completed [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service added to AGENT's Sbuscriber base since the inception date of this Agreement as shown in the chart of tiers below. The amount of the Preliminary Residual Compensation is the appropriate percentage of the amount CARRIER bills that Subscriber for monthly access and airtime usage, excluding ancillary services, such as, but not limited to, insurance, roamer and Equipment charges, taxes and long distance tolls. Preliminary Residual Compensation will be based on the aggregate number of Subscribers activated since the inception date of this Agreement billed during the month who have completed [CONFIDENTIAL TREATMENT REQUESTED] days of continuous active service.

Number of Active New Subscribers
Who Completed [CONFIDENTIAL TREATMENT REQUESTED] Days of
Continuous Active Service
Added to AGENT'S Base                         Preliminary
Since Commencement                            Residual
Date of Agreement                             Percent

0-1000                                        [CONFIDENTIAL TREATMENT REQUESTED]

1001-2500                                     [CONFIDENTIAL TREATMENT REQUESTED]

2501-4000                                     [CONFIDENTIAL TREATMENT REQUESTED]

4001-6000                                     [CONFIDENTIAL TREATMENT REQUESTED]

6001 and above                                [CONFIDENTIAL TREATMENT REQUESTED]

B. The Preliminary Residual Compensation shall be multiplied by the Percentage Residual shown on Schedule 1, attached hereto and made a part hereof. The result is Residual Compensation payable for that commission cycle. The Percentage Residual for each commission cycle is the Percentage Residual that corresponds to AGENT's Percentage of Performance Quota for such cycle. The Percentage of Performance Quota is the number of new Subscribers activated by AGENT during the commission cycle divided by the Performance Quota shown above for such commission cycle.

C. Residual Compensation shall be paid within thirty (30) working days following the close of the last billing period in the Area in which the Subscriber completed 150 days of continuous active service. Should CARRIER implement split cycle billing, CARRIER reserves the right, at any time and from time to time, to change the period used to determine payment of Residual Compensation. AGENT shall be notified in writing of any change in such period.

         Residual Compensation shall he paid for each Subscriber until the Subscriber's service is terminated or until this Agreement terminates, whichever event shall first occur. If a Subscriber's service is terminated and such Subscriber reactivates service through another agent or directly through CARRIER, no further Residual Compensation shall be paid to AGENT.

                                       III
                           PAYMENT FOR SERVICE OPTIONS

         CARRIER reserves the right to determine whether AGENT will receive compensation for service options when those options are introduced or implemented. Payment for service options shall be determined by the appropriate CARRIER Manager in the Area.

                                       IV
                            COMPENSATION MODIFICATION

          Once each calendar year, CARRIER shall have the right to review and modify any part of this Exhibit including but not limited to compensation rates and Performance Quotas. CARRIER may make such modification any time during the year. The first such modification may be made after the January 1 next anniversary after the effective date of this Agreement. CARRIER shall give AGENT thirty (30) days prior written notice of the effective date of any modification. Up-Front Compensation shall not be reduced by more than 11% at any such modification date.

                                        V
                                     GENERAL

A. Continuous active service refers to the use of CARRIER's WRS without interruption, either voluntary or involuntary.

         For purposes of calculating continuous active service, a Subscriber who is disconnected for nonpayment and is reconnected to CARRIER's service in the same billing cycle shall be considered as having continuous active service.

B. If AGENT receives Equipment under any CARRIER program and invoices are not timely paid, or if AGENT owes CARRIER amounts for any other reason, including, but not limited to, all amounts due for unpaid bills for cellular service or equipment provided to AGENT, its officers, employees, principals or affiliates, CARRIER reserves the right to deduct such unpaid amounts from AGENT's compensation.

         AGENT understands that it will be invoiced for lost, stolen and damaged Equipment which has been shipped by CARRIER or CARRIER's supplier in accordance with standard practices.

C. If AGENT believes there are any discrepancies in commission payments, AGENT must submit a request for reconciliation within ninety (90) days from the date of such payment.

D. If CARRIER believes that AGENT may cease doing business as an AGENT or if CARRIER determines that this Agreement may terminate for any other reason, then CARRIER may, in its sole discretion, withhold compensation otherwise due to AGENT in order to cover charge-backs or other deductions from AGENT's compensation that CARRIER may make for Subscribers who do not complete 150 days of continuous active service. CARRIER shall inform AGENT in such a case of the reasons for withholding compensation.

                                   SCHEDULE 1
                            Residual Payout Schedule

------------------------------------------------------ ------------------------------------
  PERCENTAGE OF PERFORMANCE QUOTA REACHED IN A GIVEN            PERCENTAGE RESIDUAL
                  COMMISSION CYCLE
------------------------------------------------------ ------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]                      [CONFIDENTIAL TREATMENT REQUESTED]
------------------------------------------------------ ------------------------------------

------------------------------------------------------ ------------------------------------
  PERCENTAGE OF PERFORMANCE QUOTA REACHED IN A GIVEN            PERCENTAGE RESIDUAL
                  COMMISSION CYCLE
------------------------------------------------------ ------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]                      [CONFIDENTIAL TREATMENT REQUESTED]
------------------------------------------------------ ------------------------------------

ACKNOWLEDGED AND AGREED TO BY:



Areawide Cellular, LLC
----------------------
NAME OF AGENT


/s/ Michael Kaplan
-------------------------------------
SIGNATURE


Michael Kaplan
-------------------------------------
PRINTED NAME


03/22/01
-------------------------------------
DATE

                                    EXHIBIT C



Fraudulent Subscribers are a major source of cellular fraud and consequent revenue losses. To prevent this and protect both CARRIER and its respective distribution channels, the following are required for qualification of commissions and/or bonuses.

         Verification of identity and signature from valid drivers license or state issued ID card. Make sure the signature and address are the same on the service application as on the ID.

         If possible, obtain a copy OF ID to be maintained with service application.

         Accounts must be in the name of the person signing the application and that person's credit must be used in determining qualification for service and deposit requirements.

         Account must be a new subscriber - a change of mobile number or ESN does not constitute a new account.

         Altering phones by changing the ESN (i.e. providing an extension phone) is in violation of FCC Rules and will result in not only commission chargeback but also is considered breach of contract.

         THE MANAGER IN YOUR AREA WILL FURNISH YOU A POLICIES AND PROCEDURES LETTER REGARDING FRAUDULENT SUBSCRIBERS, WHICH LETTER SHALL BECOME A PART OF THIS AGREEMENT.











This Exhibit may be amended from time to time by CARRIER.